UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 30, 2025

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-31568	04-2619298

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

39 Brighton Avenue, Allston, Massachusetts	02134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A LIMITED PARTNERSHIP UNITS	NEN	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2025, New England Realty Associates Limited Partnership, a Massachusetts Limited Partnership (the “Partnership”), entered into two separate amendments (collectively, the “Amendments”) to the Master Credit Facility Agreement, dated as of November 30, 2021 (as previously amended, supplemented, or otherwise modified, the “Facility”) with KeyBank National Association (“KeyBank”).

Pursuant to the first amendment, KeyBank agreed to provide the Partnership with an advance in the amount of $40,000,000, at a fixed interest rate of 5.99%. The Partnership’s obligations under the Amendments and the Facility, including the above advances, are secured by mortgages on certain properties pursuant to certain Mortgage, Assignment of Leases and Rents and Security Agreement and Fixture Filings (“Mortgages”).

Pursuant to the second amendment, the Bank provided an additional advance in the amount of $18,664,000, at a fixed interest rate of 5.84%, secured by a mortgage on the Hamilton Highlands property.

The Partnership intends to use the proceeds of the $40,000,000 advance, together with existing cash on hand and a bridge loan from KeyBank, to purchase the Hill Estates property in Belmont, Massachusetts.

The Partnership used the proceeds of the Hamilton Highlands advance in the amount of $18,664,000, to refinance its existing loan with Brookline Bank.

The foregoing description of the Facility and the Mortgages does not purport to be complete and is qualified in its entirety by reference to the text of the respective documents, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, with this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

As previously disclosed in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which was filed with the Securities and Exchange Commission on May 9, 2025, the Partnership entered into a Rate Lock Authorization Agreement with the Bank in connection with a proposed $18,759,000 refinancing of the Hamilton Highlands property and a $40,000,000 advance under the Facility. The transactions were completed on May 30, 2025. The final principal amounts of the advances were $18,664,000 and $40,000,000, respectively, and other material terms were consistent with the prior disclosure.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

	By:	NewReal, Inc., its General Partner

		By	/s/ Jameson Brown
Jameson Brown, its Treasurer
Date June 10, 2025

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